Exhibit 99.2
EARNINGS PRESENTATION THIRD QUARTER 2022

Bridgewater Bancshares, Inc. | Disclaimer

Disclaimer

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as "may", "might", "should", "could", "predict", "potential", "believe", "expect", "continue", "will", "anticipate", "seek", "estimate", "intend", "plan", "projection", "would", "annualized", "target" and "outlook", or the negative version of those words or other comparable words of a future or forward-looking nature.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of recent and anticipated rate increases by the Federal Reserve; fluctuations in the values of the securities held in our securities portfolio, including as a result of rising interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including rising rates of inflation; the negative effects of the ongoing COVID-19 pandemic, including its effects on the economic environment, our clients and our operations, including due to supply chain disruptions, as well as any changes to federal, state or local government laws, regulations or orders in connection with the pandemic; loan concentrations in our portfolio; the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for loan losses; new or revised accounting standards, including as a result of the future implementation of the Current Expected Credit Loss standard; the concentration of large loans to certain borrowers; the concentration of large deposits from certain clients; our ability to successfully manage liquidity risk, especially in light of recent excess liquidity at the Bank; our dependence on non-core funding sources and our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; developments and uncertainty related to the future use and availability of some reference rates, such as the London Interbank Offered Rate, as well as other alternative reference rates; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages an high rates of employment turnover; the occurrence of fraudulent activity, breaches or failures of our information security controls or cybersecurity-related incidents; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions and "fintech" companies; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, including changes to federal and state corporate tax rates; the imposition of tariffs or other governmental policies impacting the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics (including the COVID-19 pandemic), acts of war or terrorism or other adverse external events, including the Russian invasion of Ukraine; potential impairment to the goodwill we recorded in connection with our past acquisition; changes to U.S. or state tax laws, regulations and guidance, including the new 1% excise tax on stock buybacks by publicly traded companies; and any other risks described in the "Risk Factors" sections of reports filed by the Company with the Securities and Exchange Commission.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although we believe that such information is accurate and that the sources from which it has been obtained are reliable, we cannot guarantee the accuracy of, and have not independently verified, such information.

Use of Non-GAAP Financial Measures

In addition to the results presented in accordance with U.S. General Accepted Accounting Principles ("GAAP"), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company's operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation.

2

Bridgewater Bancshares, Inc.

3Q22 Earnings Highlights

Diluted EPS	Return on Average Assets	PPNR Return on Average Assets[1]	Return on Avg. Tangible Common Equity[1]	Adjusted Efficiency Ratio[1]
$0.47	1.46%	2.15%	17.03%	39.4%

Robust Balance Sheet Growth

- Gross loan balances up $154.2 million, or 19.0% annualized, from 2Q22
- Investment securities balances up $59.4 million, or 48.9% annualized, from 2Q22
- Deposit balances up $103.1 million, or 12.8% annualized, from 2Q22

Highly Efficient Operating Performance

- Record pre-provision net revenue (PPNR) of $21.4 million, up 4.9% from 2Q22
- Core net interest margin[1] of 3.38%, up 4 bps from 2Q22
- Well-controlled noninterest expense of $14.2 million, up 2.9% from 2Q22
- Adjusted efficiency ratio[1] of 39.4%, down from 40.0% in 2Q22

Superb Asset Quality

- Annualized net charge-offs (recoveries) to average loans of (0.03)%
- Nonperforming assets to total assets of 0.02%, in-line with 2Q22
- Growth-driven provision of $1.5 million; allowance to total loans at 1.38%
- CECL adoption coming on January 1, 2023; not expecting a material Day 1 impact

Tangible Book Value Growth

- Tangible book value per share[1] of $11.33, up $0.30 from 2Q22, despite market value depreciation of the securities portfolio due to rising interest rates, which negatively impacted AOCI
- Tangible common equity ratio[1] of 7.57%, down 30 bps from 2Q22
- Repurchased 99,310 shares of common stock ($1.6 million) at a weighted average price of $16.27

[1] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation

3

PPNR ROA 1 4 Strong Profitability and Revenue Generation Steady PPNR Trends 1 Represents a Non - GAAP financial measure. See Appendix for Non - GAAP reconciliation Dollars in thousands Consistent Revenue Growth $28,673 $29,153 $30,180 $32,530 $34,095 $1,410 $1,288 $1,557 $1,650 $1,387 $30,083 $30,441 $31,737 $34,180 $35,482 3Q21 4Q21 1Q22 2Q22 3Q22 $17,533 $18,134 $18,346 $20,439 $21,439 $11,509 $12,514 $12,262 $12,882 $14,513 2.09% 2.11% 2.12% 2.19% 2.15% 1.37% 1.46% 1.42% 1.38% 1.46% 3Q21 4Q21 1Q22 2Q22 3Q22 Net Income PPNR 1 ROA Noninterest Income Net Interest Income

Bridgewater Bancshares, Inc.

Net Interest Income Momentum Supported by Robust Loan Growth

18.9% YoY Net Interest Income Growth


3.54%
3.51%
3.60%
3.58%
3.53%
3.22%
3.25%
3.34%
3.34%
3.38%
$28,673
$1,487
$1,753
$25,433
$29,153
$1,462
$1,057
$26,634
$30,180
$1,743
$563
$27,874
$32,530
$2,030
$263
$30,237
$34,095
$1,400
$96
$32,599
3Q21
4Q21
1Q22
2Q22
3Q22
Loan fees
Interest Income and fees on PPP loans
Net Interest Income (ex. interest income on loan fees and PPP loans)
Net Interest Margin¹
Core Net Interest Margin¹,²

Net Interest Margin Drivers


3.58%
(0.08)%
(0.01)%
0.24%
0.06%
(0.27)%
(0.03)%
0.04%
3.53%
Core NIM² up 4 bps
NIM (2Q22)
Loan Fees
PPP Loans
Non-PPP Loans
Invest-ments
Deposits
Fed Funds
Other
NIM (3Q22)

Net Interest Income / NIM Outlook

Managing the balance sheet to optimize net interest income in the current environment:

- Expect near-term net interest income growth to slow (flat to modest near-term growth)
- Expect NIM compression over the near-term as funding costs rise:
  - Higher interest rates passed on to deposit clients in 3Q22 (full quarter impact in 4Q22)
  - Addition of wholesale deposits and borrowings to supplement core funding
- Expect mid-teens loan growth and higher asset yields to continue to support net interest income despite funding pressures

[1] Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21%
[2] Excludes loan fees and PPP loan balances, interest and fees; represents a Non-GAAP financial measure, see Appendix for Non-GAAP reconciliation
Dollars in thousands

5

Bridgewater Bancshares, Inc. | Net Interest Income Drivers Impacted by Rising Rate Environment

Loan Portfolio Repricing Higher


4.65%
4.49%
4.45%
4.45%
4.59%
4.28%
4.20%
4.15%
4.17%
4.42%
$2,655
$2,756
$2,900
$3,108
$3,266
3Q21
4Q21
1Q22
2Q22
3Q22

	3Q21	4Q21	1Q22	2Q22	3Q22
Spot Rate[1]	4.17%	4.10%	4.05%	4.19%	4.49%

Average Loans — Loan Yield[2] — Loan Yield (ex. Loan Fees and PPP)[3]

Steady Deployment into Higher Yielding Securities


2.56%
2.57%
2.77%
2.85%
3.35%
$386
$413
$445
$491
$537
3Q21
4Q21
1Q22
2Q22
3Q22

	3Q21	4Q21	1Q22	2Q22	3Q22
Spot Rate	2.54%	2.55%	2.70%	3.05%	3.55%

Average Investments — Investment Yield[2]

Deposit Costs Rise as Rate Hike Impact Begins


0.48%
0.45%
0.43%
0.46%
0.73%
$2,823
$2,869
$2,961
$3,045
$3,245
3Q21
4Q21
1Q22
2Q22
3Q22

	3Q21	4Q21	1Q22	2Q22	3Q22
Spot Rate	0.40%	0.37%	0.37%	0.58%	0.99%

Average Total Deposits — Cost of Total Deposits

Overall Funding Costs Begin to Rise


0.65%
0.61%
0.59%
0.63%
0.93%
$2,968
$3,005
$3,105
$3,321
$3,517
$145
$136
$145
$277
$272
$784
$861
$822
$882
$992
$2,039
$2,008
$2,138
$2,162
$2,253
3Q21
4Q21
1Q22
2Q22
3Q22

	3Q21	4Q21	1Q22	2Q22	3Q22
Spot Rate	0.56%	0.52%	0.51%	0.72%	1.25%

Average Interest-Bearing Deposits — Average Noninterest-Bearing Deposits — Average Borrowings — Cost of Liability Funding

[1] Excludes loan fees and PPP
[2] Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21%
[3] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation
Dollars in millions

6

BRIDGEWATER BANCSHARES, INC.

An Interest Rate Sensitivity Position Focused on Optimizing Profitability

Estimated Change in NII From Immediate Interest Rate Shocks

	2Q22	3Q22
+200 bps	(0.7)%	(3.6)%
+100 bps	(0.4)%	(1.7)%
-100 bps	+0.5%	+3.1%
-200 bps	(2.0)%	+2.4%

- 3Q22 interest rate sensitivity position impacted by increased balances of overnight borrowings and higher beta deposits to help support continued robust loan growth
- Actively managing the balance sheet to drive sustained profitability over time, regardless of the rate environment

Loan Portfolio Considerations

- Loan portfolio most sensitive to changes in the 3- to 5-year portion of the yield curve
- Mid-teens loan growth outlook provides ability to generate strong net interest income growth despite a larger fixed-rate portfolio
- Robust loan originations drive relatively quicker repricing of the portfolio

Deposit Considerations

- Overall deposit portfolio better positioned as mix of maturity deposits has decreased since the last rising rate environment:


68%
32%
83%
17%
4Q19
3Q22
Non-maturity deposits
Maturity deposits

- Supplementing core deposit growth with higher beta deposits to help support continued robust loan growth
- More active in passing on higher deposit rates to clients in 3Q22
- Modeling a deposit beta of ~40% in non-maturity deposits due to the more rapid velocity of rate hikes in the current environment

7

12% 13% 7% 25% 20% 23% $66 $74 $43 $142 $113 $129 Less Than 1 Year 1 to 2 Years 2 to 3 Years 3 to 4 Years 4 to 5 Years 5+ Years 100% 100% 100% 100% 100% $522 $522 $522 $522 $522 At or Above Floor (9/30/22) Up 25 bps Up 50 bps Up 75 bps Up 100+ bps Fixed , 64.9% Variable , 18.3% Adjustable , 16.8% 8 Fixed - Rate Portfolio ($2.2B) Loan Portfolio Repricing Robust total loan growth results in relatively quick turn of the loan portfolio and accelerated repricing: • 25% year - over - year total loan growth • $1.4B of total loan originations and advances over prior 12 months 12% 14% 11% 12% 15% 36% $261 $302 $251 $266 $322 $792 Less Than 1 Year 1 to 2 Years 2 to 3 Years 3 to 4 Years 4 to 5 Years 5+ Years Variable - Rate Portfolio ($618M) • 85% of variable - rate portfolio have floors, all of which are now at or above their floors • 89% of variable - rate loans are currently tied to SOFR or Prime Variable - Rate Loan Floors Cumulative Percent of balances at or above floor as rates rise Adjustable - Rate Portfolio ($568M) • All of the adjustable - rate loans are at or above their floors • Implies immediate repricing as rates rise, depending on the repricing schedule Adjustable - Rate Repricing Schedule Loan Portfolio Mix Dollars in millions Fixed - Rate Portfolio Years to Maturity

$8,309 $7,966 $8,694 $8,977 $9,449 $942 $939 $1,085 $1,042 $1,086 $923 $860 $875 $950 $1,022 $2,480 $2,694 $2,854 $2,783 $2,600 $582 $13,236 $12,459 $13,508 $13,752 $14,157 3Q21 4Q21 1Q22 2Q22 3Q22 1.49% 1.43% 1.55% 1.47% 1.41% 0.09% 0.02% 0.01% 0.00% 0.01% 1.58% 1.45% 1.56% 1.47% 1.42% 43.9% 40.8% 42.4% 40.2% 39.8% 41.5% 40.3% 42.0% 40.0% 39.4% 3Q21 4Q21 1Q22 2Q22 3Q22 Adjusted NIE / Avg. Assets 2 Adjusted Efficiency Ratio 2 Adjustment Factors / Avg. Assets 2 Efficiency Ratio 2 9 Adjusted Efficiency Ratio Consistently in the Low 40% Range Continued Investments to Support Balance Sheet Growth 1 2Q22 median efficiency ratio for publicly - traded banks with total assets between $3 billion and $10 billion (Source: S&P Capital IQ) 2 Represents a Non - GAAP financial measure. See Appendix for Non - GAAP reconciliation 3 Includes debt extinguishment costs related to accelerated sub debt redemption in 3Q21 Dollars in thousands Efficiency Ratio Among the Lowest in the Industry Industry median efficiency ratio of 56% 1 Noninterest expense growth expected to increase with asset growth over time as investments in talent and technology continue Occupancy Personnel Other Technology Non - Core Items 3

$2,712 $2,819 $2,988 $3,226 $3,380 3Q21 4Q21 1Q22 2Q22 3Q22 Dollars in millions 10 • Moderated loan growth in 3Q22 of $154.2 million, or 19.0% annualized • 26.6% annualized YTD loan growth • Expect continued loan growth moderation to the mid - teens range: • Loan pipelines and overall demand remain strong • Fewer deals making financial sense due to the higher interest rate environment • Actively managing the balance sheet to align with funding outlook • Leveraging sales of participations on larger originations to manage growth • Being more selective on loan pricing to support the net interest margin • Being more selective on credit by focusing on high quality transactions with seasoned clients Robust Loan Growth Continues Loan Growth Outlook Gross Loans

11 Dollars in millions • As expected, levels of new originations and payoffs/paydowns slowed • Gross loan portfolio grew $154 million from 2Q22 despite a 22% quarter - over - quarter decline in new originations and advances • Loan pipeline remains strong and diversified among various asset classes A Proven Loan Growth Engine Down 22% compared to 2Q22 Down 21% compared to 2Q22 Decrease Increase Total 3Q22 Loan Growth Breakdown $179 $234 $273 $311 $373 3Q21 4Q21 1Q22 2Q22 3Q22 Selling Participations on Larger Loans to Manage Growth Loan Participation Portfolio Balance Sold $62M of participations in 3Q22 (20% of originations and advances)

CRE NOO 26.7% Multifamily 36.4% C&D 9.9% 1 - 4 Family 10.1% CRE OO 4.5% C&I 12.2% Consumer & Other 0.2% PPP 0.0% 12 Dollars in millions Loan Portfolio Composition Loan Mix by Type $3.4 Billion 3Q22 Loan Growth by Type (vs. 2Q22) Well - Diversified Loan Portfolio • 3Q22 loan growth driven by multifamily, which continues to be a key growth portfolio due to segment expertise and lower risk characteristics • Construction and development balances declined in 3Q22 as several projects completed the “construction” phase and balances were moved to other loan categories, primarily multifamily $(24) $(4) $1 $6 $9 $9 $14 $143 Multifamily 1 - 4 Family C&I CRE Owner Occupied Construction & Development CRE Nonowner Occupied Consumer & Other PPP

13 Dollars in millions Loan Portfolio Composition Multifamily Expertise Driving Consistent Growth and Performance Go - to - Market Strategy $865 $910 $1,013 $1,088 $1,231 3Q21 4Q21 1Q22 2Q22 3Q22 Multifamily Loans Competitors Growth Outlook Key Stats Risk Profile Portfolio Diversification JPMorgan Chase, agency lenders, local banks and credit unions Bank of choice in the Twin Cities market due to proven expertise and service model Continued appetite given expertise and market opportunities $2.9M Avg. Loan Size 63 % Weighted Avg. LTV 100% Loans with Pass Rating Lower risk profile than traditional CRE with only $62K of net charge - offs since inception 5 - 19 Units 14% 20 - 49 Units 27% 50 - 99 Units 28% 100+ Units 31% Unit Type

30% 30% 28% 30% 29% 17% 18% 20% 16% 15% 28% 29% 29% 30% 33% 11% 10% 9% 9% 9% 14% 13% 14% 15% 14% $2,854 $2,946 $3,036 $3,202 $3,305 3Q21 4Q21 1Q22 2Q22 3Q22 14 • Core deposit growth trend reflects successful new client and banker acquisition initiatives • 19.8% YoY growth in core, non - maturity deposits • Loan - to - deposit ratio increased to 102.3% Dollars in millions Interest - Bearing Transaction Noninterest - Bearing Transaction Time Savings & Money Market Brokered Deposit Growth and Stable Mix Continue to Support Loan Portfolio • Continued optimism regarding core deposit pipeline • Core deposit growth may not always be linear due to nature of larger deposit relationships • Will continue to supplement core deposits with time and brokered deposits as needed to support robust loan growth • Comfortable operating with a loan - to - deposit ratio between 95% and 105% Deposit Growth Outlook

$7,742 $22,641 $18,611 $26,991 $30,767 1.93% 5.45% 4.32% 5.70% 6.26% 3Q21 4Q21 1Q22 2Q22 3Q22 $(10) $31 $3 $6 $(280) 0.00% 0.00% 0.00% 0.00% (0.03)% 3Q21 4Q21 1Q22 2Q22 3Q22 $734 $722 $706 $688 $663 0.02% 0.02% 0.02% 0.02% 0.02% 3Q21 4Q21 1Q22 2Q22 3Q22 $38,901 $40,020 $41,692 $44,711 $46,491 1.43% 1.42% 1.40% 1.39% 1.38% 3Q21 4Q21 1Q22 2Q22 3Q22 15 Asset Quality Classified Assets Nonperforming Assets 1 Allowance for Loan Losses Net Charge - Offs Superb Asset Quality Continues Continue to actively work with borrowers and closely monitor credits Consistently low NPA levels CECL adoption on January 1, 2023; not expecting a material Day 1 impact based on current conditions Cumulative NCOs of $386K since 2017 ¹ Nonaccrual loans plus loans 90 days past due and still accruing and foreclosed assets Dollars in thousands Classified Assets % of Bank Tier 1 Capital + ALLL NPAs % of Assets ALLL % of Gross Loans Net Charge - offs (recoveries) % of Average Loans (annualized)

C&I , 23.9% CRE NOO - Senior Housing , 46.7% CRE NOO Retail , 26.4% 1 - 4 Family , 3.0% C&I 33.4% CRE NOO Hotels 50.4% CRE NOO Retail 9.5% CRE OO 5.4% C&D 0.4% 1 - 4 Family 0.9% $ 31 Million 16 Investor Real Estate Secured: CRE Nonowner Occupied (“NOO”) Watch List By Loan Type Classified List By Loan Type $23 Million Dollars in thousands Watch List Characteristics Loan Balances Outstanding $22,759 % of Total Loans, Gross 0.7% Number of Loans 12 Average Loan Size $1,897 Classified List Characteristics Loan Balances Outstanding $30,767 % of Total Loans, Gross 0.9% Number of Loans 21 Average Loan Size $1,465 % of Bank Tier 1 Capital + ALLL 6.26% Watch and Classified Assets Remain Primarily Pandemic - Related Only four hotel relationships as of September 30, 2022; two are classified

17.5% 16.4% 14.1% 13.5% 14.0% 24.4% 26.2% 25.9% 25.0% 20.1% $1,418 $1,480 $1,444 $1,498 $1,409 3Q21 4Q21 1Q22 2Q22 3Q22 10.70% 10.82% 10.78% 10.33% 9.98% 9.47% 9.36% 9.13% 8.50% 8.47% 15.93% 15.55% 15.02% 13.98% 13.78% 3Q21 4Q21 1Q22 2Q22 3Q22 17 Dollars in millions On & Off - Balance Sheet Liquidity as % of Total Assets Capital and Liquidity Positions Remain Strong • Repurchased 99,310 shares of common stock ($1.6M) at a weighted average price of $16.27 • Board of Directors approved a new $25M stock repurchase program which will expire on August 16, 2024 (no shares were repurchased under the new program in 3Q22) • On October 15, 2022, BWB redeemed the remaining $13.75M of $25.0M of Fixed - to - Floating Rate Subordinated Notes issued in 2017 (funded by draw on outstanding revolving line of credit) Focus on utilizing capital to support strong loan growth Investment portfolio completely unencumbered at September 30, 2022 Off - Balance Sheet Liquidity as a % of Assets On - Balance Sheet Liquidity as a % of Assets Total Risk - Based Capital Ratio Common Equity Tier 1 Capital Ratio Tier 1 Leverage Ratio 3Q22 Capital Actions Consolidated Capital Ratios

$298 $310 $310 $305 $313 8.81% 8.91% 8.60% 7.87% 7.57% 3Q21 4Q21 1Q22 2Q22 3Q22 Tangible Common Equity to Tangible Assets 1 $4.52 $5.40 $7.22 $8.33 $9.31 $10.98 $11.33 2016 2017 2018 2019 2020 2021 3Q22 18 Strong Capital and Liquidity Tangible Book Value Per Share 1 Growth Tangible Common Equity 1 Represents a Non - GAAP financial measure. See Appendix for Non - GAAP reconciliation Dollars in millions, except per share data Track Record of Tangible Book Value Growth Tangible Common Equity 1 • 2022 tangible book value per share growth despite the market value depreciation of the securities portfolio due to rising interest rates, which negatively impacted AOCI • TCE ratio impacted by robust loan growth, recent share repurchases and decline in market value of the securities portfolio • Expect to grow TCE ratio back toward 8.00% level over future quarters

Bridgewater Bancshares, Inc.

An Award-Winning Workplace Culture

New Corporate Headquarters	Modern, open design with an entrepreneurial spirit tailor-made for team building and collaboration
Progressive Pay and Benefits	Increased minimum wage to $20 per hour in August 2021, as well as discretionary bonuses for all team members regardless of level
Volunteer Paid Time Off	Team members receive up to 16 hours of PTO per year for volunteer activities supporting the Community Reinvestment Act (CRA)
Health and Wellness Committee	Providing team member opportunities to support physical and mental health, including fitness events and free access to a mindfulness app
Diversity, Equity and Inclusion Committee	Inclusive culture that encourages, supports and celebrates diversity of team members and communities in which we serve

"In today's environment, it is more important than ever to be able to recruit, retain and develop top talent. At Bridgewater, we have demonstrated an ability to do this through our unconventional culture and employee experience, extensive team member referral network, and even the launch of a new internship program to further enhance our talent pipelines."

Jerry Baack
Chairman, CEO and President



Top Workplaces
Star Tribune
2016. 2017. 2018. 2020. 2021. 2022.

Best Banks to Work For
American Banker
2017. 2018. 2020.

19

2022 Strategic Priorities – Building on Our Momentum Continue Balance Sheet Growth Trajectory 1 2 3 4 20 Invest in Business Scalability to Support Growth Maintain Highly Efficient Operating Model Recruit, Develop and Retain Top Industry Talent • Generate mid - to high - teens loan growth in 2022 • Twin Cities organic growth opportunities expected to support growth to $5 billion in assets in the Twin Cities over the next few years • Continue evaluating potential M&A opportunities • Make proactive investments before we need them • Includes areas such as technology and automation, risk management and project management • Leverage strong spread - based revenue generation to drive continued revenue growth • Evaluate potential opportunities to enhance revenue diversification • Manage expense growth in - line with asset growth • Attract top talent in key growth areas such as lending, credit, treasury management, risk and technology • Develop existing talent through management development programs to enhance skills and promote growth within the company • Meet the evolving needs of our team members – modern amenities in our new corporate center, collaboration, flexibility, ESG focus YTD Progress Annualized loan growth of 26.6% YTD Progress Launched new commercial loan origination system in March 2022 YTD Progress Adjusted efficiency ratio 1 of 40.4% 1 Represents a Non - GAAP financial measure. See Appendix for Non - GAAP reconciliation YTD Progress Increased FTE employees by 12%

APPENDIX

22 Dollars in thousands Reconciliation of Non - GAAP Financial Measures – Annual Tangible Common Equity & Tangible Common Equity/Tangible Assets 2016 2017 2018 2019 2020 2021 Common Equity 115,366 $ 137,162 $ 220,998 $ 244,794 $ 265,405 $ 379,272 $ Less: Preferred Stock - - - - - (66,514) Less: Intangible Assets (4,060) (3,869) (3,678) (3,487) (3,296) (3,105) Tangible Common Equity 111,306 $ 133,293 $ 217,320 $ 241,307 $ 262,109 $ 309,653 $ Total Assets 1,260,394 $ 1,616,612 $ 1,973,741 $ 2,268,830 $ 2,927,345 $ 3,477,659 $ Less: Intangible Assets (4,060) (3,869) (3,678) (3,487) (3,296) (3,105) Tangible Assets 1,256,334 $ 1,612,743 $ 1,970,063 $ 2,265,343 $ 2,924,049 $ 3,474,554 $ Tangible Common Equity/Tangible Assets 8.86% 8.26% 11.03% 10.65% 8.96% 8.91% Tangible Book Value Per Share 2016 2017 2018 2019 2020 2021 Book Value Per Common Share 4.69 $ 5.56 $ 7.34 $ 8.45 $ 9.43 $ 11.09 $ Less: Effects of Intangible Assets (0.17) (0.16) (0.12) (0.12) (0.12) (0.11) Tangible Book Value Per Common Share 4.52 $ 5.40 $ 7.22 $ 8.33 $ 9.31 $ 10.98 $ Total Common Shares 24,589,861 24,679,861 30,097,274 28,973,572 28,143,493 28,206,566 As of and for the year ended December 31,

Reconciliation of Non-GAAP Financial Measures – Profitability, TCE and TBV

BRIDGEWATER BANCSHARES, INC.

Efficiency Ratio	September 30, 2021	September 30, 2021*	December 31, 2021	December 31, 2021*	March 31, 2022	March 31, 2022*	June 30, 2022	June 30, 2022*	September 30, 2022	September 30, 2022*
	As of and for the quarter ended,									
Noninterest Expense	$ 13,236	$ 13,236	$ 12,459	$ 12,459	$ 13,508	$ 13,508	$ 13,752	$ 13,752	$ 14,157	$ 14,157
Less: Amortization of Tax Credit Investments	-	(152)	-	(152)	-	(117)	-	(63)	-	(114)
Less: Debt Prepayment Fees	-	(582)	-	-	-	-	-	-	-	-
Less: Amortization Intangible Assets	(48)	(48)	(48)	(48)	(48)	(48)	(47)	(47)	(48)	(48)
Adjusted Noninterest Expense	$ 13,188	$ 12,454	$ 12,411	$ 12,259	$ 13,460	$ 13,343	$ 13,705	$ 13,642	$ 14,109	$ 13,995
Net Interest Income	$ 28,673	$ 28,673	$ 29,153	$ 29,153	$ 30,180	$ 30,180	$ 32,530	$ 32,530	$ 34,095	$ 34,095
Noninterest Income	1,410	1,410	1,288	1,288	1,557	1,557	1,650	1,650	1,387	1,387
Less: Gain on Sales of Securities	(48)	(48)	-	-	-	-	(52)	(52)	-	-
Adjusted Operating Revenue	$ 30,035	$ 30,035	$ 30,441	$ 30,441	$ 31,737	$ 31,737	$ 34,128	$ 34,128	$ 35,482	$ 35,482
Efficiency Ratio	43.9%	41.5%	40.8%	40.3%	42.4%	42.0%	40.2%	40.0%	39.8%	39.4%

Tangible Common Equity & Tangible Common Equity/ Tangible Assets	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
	As of and for the quarter ended,				
Total Shareholders' Equity	$ 367,803	$ 379,272	$ 379,441	$ 374,883	$ 382,007
Less: Preferred Stock	(66,515)	(66,514)	(66,514)	(66,514)	(66,514)
Total Common Shareholders' Equity	301,288	312,758	312,927	308,369	315,493
Less: Intangible Assets	(3,153)	(3,105)	(3,057)	(3,009)	(2,962)
Tangible Common Equity	$ 298,135	$ 309,653	$ 309,870	$ 305,360	$ 312,531
Total Assets	$ 3,389,125	$ 3,477,659	$ 3,607,920	$ 3,883,264	$ 4,128,987
Less: Intangible Assets	(3,153)	(3,105)	(3,057)	(3,009)	(2,962)
Tangible Assets	$ 3,385,972	$ 3,474,554	$ 3,604,863	$ 3,880,255	$ 4,126,025
Tangible Common Equity/ Tangible Assets	8.81%	8.91%	8.60%	7.87%	7.57%

ROATCE	As of and for the quarter ended, September 30, 2022
Net Income Available to Common Shareholders	$ 13,500
Average Total Shareholders' Equity	$ 384,020
Less: Average Preferred Stock	(66,514)
Average Total Common Shareholders' Equity	$ 317,506
Less: Effects of Average Intangible Assets	(2,989)
Average Tangible Common Equity	$ 314,517
Annualized Return on Average Tangible Common Equity	17.03%

Tangible Book Value Per Share	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	September 30, 2022
	As of and for the quarter ended,				
Book Value Per Common Share	$ 10.73	$ 11.09	$ 11.12	$ 11.14	$ 11.44
Less: Effects of Intangible Assets	(0.11)	(0.11)	(0.11)	(0.11)	(0.11)
Tangible Book Value Per Common Share	$ 10.62	$ 10.98	$ 11.01	$ 11.03	$ 11.33
Total Common Shares	28,066,822	28,206,566	28,150,389	27,677,372	27,587,978

* Efficiency Ratio is adjusted to exclude the historic tax credit amortization and debt prepayment fees
Dollars in thousands

23

24 Dollars in thousands Reconciliation of Non - GAAP Financial Measures – PPNR Pre-Provision Net Revenue September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 Noninterest Income 1,410 $ 1,288 $ 1,557 $ 1,650 $ 1,387 $ Less: Gain on sales on Securities (48) - - (52) - Total Operating Noninterest Income 1,362 1,288 1,557 1,598 1,387 Plus: Net Interest Income 28,673 29,153 30,180 32,530 34,095 Net Operating Revenue 30,035 30,441 31,737 34,128 35,482 Noninterest Expense 13,236 $ 12,459 $ 13,508 $ 13,752 $ 14,157 $ Less: Amortization of Tax Credit Investments (152) (152) (117) (63) (114) Less: Debt Prepayment Fee (582) - - - - Total Operating Noninterest Expense 12,502 12,307 13,391 13,689 14,043 Pre-Provision Net Revenue 17,533 $ 18,134 $ 18,346 $ 20,439 $ 21,439 $ Plus: Non-Operating Revenue Adjustments 48 - - 52 - Less: Provision for Loan Losses 1,300 1,150 1,675 3,025 1,500 Non-Operating Expense Adjustments 734 152 117 63 114 Provision for Income Taxes 4,038 4,318 4,292 4,521 5,312 Net Income 11,509 $ 12,514 $ 12,262 $ 12,882 $ 14,513 $ Average Assets 3,332,301 $ 3,403,270 $ 3,513,798 $ 3,743,575 $ 3,948,201 $ Pre-Provision Net Revenue Return on Average Assets 2.09% 2.11% 2.12% 2.19% 2.15% As of and for the quarter ended,

BRIDGEWATER BANCSHARES, INC.

Reconciliation of Non-GAAP Financial Measures – Core NIM

Core Net Interest Margin	As of and for the quarter ended, September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Net Interest Income (Tax-Equivalent Basis)	$ 28,880	$ 29,388	$ 30,438	$ 32,806	$ 34,418
Less: Loan Fees	(1,487)	(1,462)	(1,743)	(2,030)	(1,400)
Less: PPP Interest and Fees	(1,753)	(1,057)	(563)	(263)	(96)
Core Net Interest Margin	$ 25,640	$ 26,869	$ 28,132	$ 30,513	$ 32,922
Average Interest Earning Assets	$ 3,234,301	$ 3,320,603	$ 3,430,774	$ 3,671,748	$ 3,871,896
Less: Average PPP Loans	(76,006)	(39,900)	(18,140)	(8,335)	(2,424)
Core Average Interest Earning Assets	$ 3,158,295	$ 3,280,703	$ 3,412,634	$ 3,663,413	$ 3,869,472
Core Net Interest Margin	3.22%	3.25%	3.34%	3.34%	3.38%
Loan Interest Income (Tax-Equivalent Basis)	$ 31,101	$ 31,211	$ 31,838	$ 34,468	$ 37,820
Less: Loan Fees	(1,487)	(1,462)	(1,743)	(2,030)	(1,400)
Less: PPP Interest and Fees	(1,753)	(1,057)	(563)	(263)	(96)
Core Loan Interest Income	$ 27,861	$ 28,692	$ 29,532	$ 32,175	$ 36,324
Average Loans	$ 2,655,027	$ 2,755,622	$ 2,899,985	$ 3,107,679	$ 3,265,814
Less: Average PPP Loans	(76,006)	(39,900)	(18,140)	(8,335)	2,424
Core Average Loans	$ 2,579,021	$ 2,715,722	$ 2,881,845	$ 3,099,344	$ 3,268,238
Core Loan Yield	4.28%	4.20%	4.15%	4.17%	4.42%

Dollars in thousands

25